UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 11, 2005

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AVENUE GROUP, INC.

(Exact name of Registrant as specified in its charter)

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Delaware	000-30-543	90-0200077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue, 26th Floor

New York, New York 10174

(Address of principal executive offices)

(888) 612-4188

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01

Other Events

On November 11, 2005, Avenue Group, Inc. (the “Registrant”) issued a press release announcing that the Registrant had paid $50,000 to Geoproduction and Ray Oil Tools as a deposit pursuant to a Participation Agreement previously entered into between the Registrant’s wholly owned subsidiary, Avenue Energy, Inc., and Geoproduction and Ray Oil Tools.  As previously reported on the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 4, 2005, such Participation Agreement was entered into on November 3, 2005, in connection with the development of the Esperanza Block in the Lower Magdalena Basin of Northwestern Columbia.

Section 9-Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(a)

Financial Information.  Not applicable

(b)

Pro forma financial information.  Not applicable

(c)

Exhibits.  The following exhibit is included with this report:

Exhibit 99.5

Press Release, dated November 11, 2005, issued by Avenue Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 11, 2005

AVENUE GROUP, INC.
(Registrant)

By:	/s/ Levi Mochkin
Name:	Levi Mochkin
Title:	President and Chief Executive Officer

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